                                                                    Exhibit 99.2

Pro Forma Financial Information

On April 19, 2001, GEO sold to ONDEO Nalco Company (Nalco) certain assets of its Paper Chemicals business for $8,500 in cash plus the assumption by Nalco of certain liabilities associated with the Paper Chemicals business.

On May 31, 2001 GEO Specialty Chemicals purchased specific assets of Hercules for approximately $92,200, plus the assumption of specified liabilities.

The accompanying Pro Forma financial information presents the Pro Forma effects of the above terminations as of March 31, 2001 and for the three months ended March 31, 2001 and the year ended December 13, 2000, as if the transactions had occurred as of the beginning of the periods.


                  Unaudited Pro Forma Condensed Balance Sheet
                                March 31, 2001
                                (In thousands)

                                                                           Hercules
                                                            GEO             Peroxy          Pro Forma              Pro Forma
                                                         Historical       Historical       Adjustments             Combined
                                                       --------------   --------------    -------------         --------------
ASSETS
Current assets
      Cash and cash equivalents                        $       11,746   $            -    $       8,487  (E)    $       28,733
                                                                                                  8,500  (F)
                                                                                                 16,987
      Accounts receivable                                      32,250            5,600           (3,390) (F)            34,460
      Inventory                                                17,051            5,765             (484) (F)            22,332
      Prepaid expenses and other current assets                 1,856                -              100  (E)             1,956
      Deferred taxes                                            1,103              162             (162) (C)             1,103
                                                       --------------   --------------    -------------         --------------
           Total current assets                                64,006           11,527                                  88,584

Property and equipment, net                                    93,846           12,552            8,771  (B)           113,517
                                                                                                 (1,652) (F)
                                                                                          -------------
                                                                                                  7,119
Other assets
      Intangible assets, net                                    5,093                -            4,400  (D)             9,493
      Goodwill, net                                            32,798                -           60,365  (A)            93,163
      Deferred taxes                                                -              314             (314) (C)                 -
      Other                                                       176               54                                     230
                                                       --------------   --------------                          --------------
           Total other assets                                  38,067              368                                 102,886
                                                       --------------   --------------                          --------------

           Total assets                                $      195,919   $       24,447                          $      304,987
                                                       ==============   ==============                          ==============

LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities
      Accounts payable                                 $       18,032   $        2,097    $      (2,097) (C)    $       18,032
      Income taxes payable                                      3,951                -                                   3,951
      Accrued expenses and other current liabilities            6,450            2,442           (2,442) (C)             7,817
                                                                                                    343  (F)
                                                                                                  1,024  (A)
                                                                                          -------------
                                                                                                 (1,075)
                                                       -------------------------------                          --------------
           Total current liabilities                           28,433            4,539                                  29,800

      Revolving line-of-credit                                 10,000                -                                  10,000
      Senior subordinated notes                               120,000                -                                 120,000
      Long-term debt                                                -                -          105,000  (A)           105,000
      Other long-term liabilities                               5,401            2,586           (2,516) (C)             5,471
      Deferred taxes                                            3,102            1,780           (1,780) (C)             3,102
                                                       --------------   --------------                          --------------
           Total other liabilities                            138,503            4,366                                 243,573

Shareholders' equity
      Class A voting common stock                                   -                -                                       -
      Class B nonvoting common stock                                -                -                                       -
      Additional paid-in-capital                               20,901                -                                  20,901
      Retained earnings                                         9,901                -            2,631  (F)            12,532
      Accumulated other comprehensive loss                     (1,819)             321             (321) (A)            (1,819)
      Business unit equity                                          -           15,221          (15,221) (A)                 -
                                                       --------------   --------------                          --------------
           Total equity                                        28,983           15,542                                  31,614
                                                       --------------   --------------                          --------------

           Total liabilities and equity                $      195,919   $       24,447                          $      304,987
                                                       ==============   ==============                          ==============

                          Notes to Pro Forma Condensed
                         March 31, 2001 Balance Sheet
                         ----------------------------
                                (In thousands)

(A) Reflects the effects of GEO acquiring certain United States and European Peroxides Business Unit assets, net of certain liabilities, of Hercules as if the acquisition had occurred on March 31, 2001. GEO acquired the assets with 100% leveraged financing via a $105,000 long-term loan. Goodwill in the amount of $60,400 was recorded, which represents the difference between the total consideration of $93,000 and the estimated fair market value of Hercules' net assets acquired of $32,600.

(B) Reflects the step-up of Peroxy property and equipment to fair market value.

(C) Reflects liabilities retained by Hercules.

(D) Reflects financing related fees incurred in financing the purchase of Peroxy.

(E) Reflects excess cash from long-term loan after payment of consideration for net assets and financing costs.

(F) Reflects the effects of GEO selling the paper chemicals customer list and non-production assets to Nalco for $8,500 as if the divestiture had occurred on March 31, 2001.

               Unaudited Pro Forma Condensed Statement of Income
                   For the three months ended March 31, 2001
                                (In thousands)

                                                                   GEO               Peroxy         Pro Forma             Pro Forma
                                                                Historical         Historical      Adjustments            Combined
                                                                ----------         ----------      -----------            ---------
Net sales                                                       $   50,534         $   10,597      $    (1,845)    (EE)   $  59,286

Cost of sales                                                       36,214              7,014               90     (BB)      43,082
                                                                ----------         ----------                             ---------
                                                                                                           147     (DD)
                                                                                                          (383)    (EE)
                                                                                                   -----------
                                                                                                          (146)

Gross profit                                                        14,320              3,583           (1,699)              16,204
Selling, general, and administrative
   expenses                                                          5,844              1,269             (779)    (AA)       6,464
                                                                ----------         ----------                             ---------
                                                                                                           273     (CC)
                                                                                                         1,106     (DD)
                                                                                                        (1,249)    (EE)
                                                                                                   -----------
                                                                                                          (649)

Income from operations                                               8,476              2,314           (1,050)               9,740

Other expense
   Net interest expense                                             (3,409)              (101)          (2,458)    (FF)      (5,968)
   Other                                                              (100)                (2)                                 (102)
                                                                ----------         ----------      -----------            ---------

Income before taxes                                                  4,967              2,211           (3,508)               3,670

Provision for income taxes                                           2,170                840           (1,471)               1,539
                                                                ----------         ----------      -----------            ---------
Net income                                                      $    2,797         $    1,371      $    (2,037)           $   2,131
                                                                ==========         ==========      ===========            =========

                         Notes to Pro Forma Condensed
       Income Statement for the three month period ended March 31, 2001
       ----------------------------------------------------------------
                                (In thousands)

(AA) Reflects the elimination of the following from the historical operating results of Peroxy:

     . Allocated corporate indirect selling, general, and administrative expenses of $558 of corporate allocated indirect costs and $221 of divisional operations indirect costs.

(BB) Reflects adjustments to the operating results of Peroxy for estimated incremental costs that would have been incurred by GEO had Peroxy been managed by GEO during the year:

     . Elimination of soil and groundwater contamination costs for Peroxy's Virginia plant of $11. Hercules has retained the obligation for these costs.

     . Elimination of a pension plan benefit of $101 created by the over funded status of Hercules pension plans.

(CC) Reflects adjustments to the operating results of Peroxy for estimated incremental costs that would have been incurred by GEO had Peroxy been managed by GEO during the year:

     . Increase of $40 in insurance costs to increase coverage levels to GEO existing levels.

     . Incremental costs of $233 estimated by GEO for research and development and selling, and general, and administration costs.

(DD) Reflects depreciation and amortization for the fair value of assets purchased (excluding current assets) in conjunction with the Peroxy acquisition. Additional depreciation and amortization for the period is calculated as follows:

------------------------------------------------------------------------------------------------------
                                           Years               Fair Value              Depreciation/
                                           -----               ----------              ---------------
                                                           (in thousands)               Amortization
                                                                                        --------------
                                                                                      (in thousands)
------------------------------------------------------------------------------------------------------
     Land                                    N/A                  $   300
------------------------------------------------------------------------------------------------------
     Land improvements                        20                      394                     $    5
------------------------------------------------------------------------------------------------------
     Buildings                                40                    1,918                         12
------------------------------------------------------------------------------------------------------
     Machinery and equipment                  12                   18,354                        382
------------------------------------------------------------------------------------------------------
     Office, computer, and laboratory
     equipment                              6-10                      209                          7
------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------
     Excess cost over fair value             15                  59,163                       986
------------------------------------------------------------------------------------------------------
     Intangible assets                        7                   4,400                       157
                                                                                           ------
------------------------------------------------------------------------------------------------------
                                                                                            1,549
------------------------------------------------------------------------------------------------------
     Less: depreciation and
     amortization included in
     historical Peroxy financial
     statements                                                                              (296)
                                                                                           ------
------------------------------------------------------------------------------------------------------
     Pro forma adjustment for
     depreciation and amortization                                                         $1,253
                                                                                           ======
------------------------------------------------------------------------------------------------------


(EE) Reflects gross margin on sales of paper chemicals and reduction in selling, general, and administrative expenses for GEO operations divested to Nalco subsequent to March 31, 2001.

(FF) Reflects interest expense on a pro forma basis for interest costs associated with proceeds from new long-term debt sourced primarily to acquire Peroxy. Interest was computed assuming an average annual interest rate of 8.85%.

               Unaudited Pro Forma Condensed Statement of Income
                      For the year ended December 31, 2000
                                (In thousands)


                                        GE0             Peroxy        Pro Forma                Pro Forma
                                     Historical       Historical      Adjustments              Combined
                                    ------------     ------------    -------------            -----------
Net sales                             $188,216         $ 43,760       $  (6,845)    (DD)       $ 225,131

Cost of sales                          138,952           25,859             363     (BB)         164,067
                                      --------         --------                                ---------
                                                                            587     (DD)
                                                                         (1,694)    (EE)
                                                                      ---------
                                                                           (744)

Gross profit                            49,264           17,901          (6,101)                  61,064

Selling, general, and administrative
 expenses                               24,542            7,037          (4,909)    (AA)          26,803
                                      --------         --------                                ---------
                                                                          1,094     (CC)
                                                                          4,581     (DD)
                                                                         (5,542)    (EE)
                                                                      ---------
                                                                         (4,776)

Income from operations                  24,722           10,864          (1,325)                  34,261

Other expense
 Net interest expense                  (14,806)            (449)         (9,975)    (FF)         (25,230)
 Other                                  (1,348)             (27)              -                   (1,375)
                                      --------         --------       ---------                ---------

Income before taxes                      8,568           10,388         (11,300)                   7,656

Provision for income taxes               3,484            3,984          (4,452)                   3,016
                                      --------         --------       ---------                ---------

Net income                            $  5,084         $  6,404       $  (6,848)               $   4,640
                                      ========         ========       =========                =========

                         Notes to Proforma Condensed

             Income Statement for the year ended December 31, 2000
             ----------------------------------------------------
                                (in thousands)

(AA) Reflects the elimination of the following from the historical operating results of Peroxy:

     . Allocated corporate indirect selling, general, and administrative expenses of $2,648 of corporate allocated indirect costs and $2,047 of divisional operations indirect costs.

     . Amortization of management information software costs of $214 as GEO did not acquire rights to such software.

(BB) Reflects adjustments to the operating results of Peroxy for estimated incremental costs that would have been incurred by GEO had Peroxy been managed by GEO during the year:

     . Elimination of soil and groundwater contamination costs for Peroxy's Virginia plant of $44. Hercules has retained the obligation for these costs.

     . Elimination of a pension plan benefit of $407 created by the over funded status of Hercules pension plans.

(CC) Reflects adjustments to the operating results of Peroxy for estimated incremental costs that would have been incurred by GEO had Peroxy been managed by GEO during the year:

     . Increase of $161 in insurance costs to increase coverage levels to GEO existing levels.

     . Incremental costs of $933 estimated by GEO for research and development and selling, and general, and administration costs.

(DD) Reflects depreciation and amortization for the fair value of assets purchased (excluding current assets) in conjunction with the Peroxy acquisition. Additional depreciation and amortization for the period is calculated as follows:

       ----------------------------------------------------------------------------------------------
                                             Years              Fair Value             Depreciation/
                                             -----              ----------             -------------
                                                            (in thousands)              Amortization
                                                                                        ------------
                                                                                      (in thousands)
       ----------------------------------------------------------------------------------------------
         Land                                  N/A                 $   300
       ----------------------------------------------------------------------------------------------
         Land improvements                      20                     394                   $    20
       ----------------------------------------------------------------------------------------------
         Buildings                              40                   1,918                        48
       ----------------------------------------------------------------------------------------------
         Machinery and equipment                12                  18,354                     1,529
       ----------------------------------------------------------------------------------------------

       ----------------------------------------------------------------------------------------------
         Office, computer, and laboratory
         equipment                            6-10                     209                        28
       ----------------------------------------------------------------------------------------------
         Excess cost over fair value            15                  59,163                     3,944
       ----------------------------------------------------------------------------------------------
         Intangible assets                       7                   4,400                       629
                                                                                             -------
       ----------------------------------------------------------------------------------------------
                                                                                               6,198
       ----------------------------------------------------------------------------------------------
         Less: depreciation and
         amortization included in
         historical Peroxy financial
         statements                                                                           (1,030)
                                                                                             -------
       ----------------------------------------------------------------------------------------------
         Pro forma adjustment for
         depreciation and amortization                                                       $ 5,168
                                                                                             =======
       ----------------------------------------------------------------------------------------------


(EE) Reflects gross margin on sales of paper chemicals and reduction in selling, general, and administrative expenses for GEO operations divested to Nalco subsequent to December 31, 2000.

(FF) Reflects interest expense on a pro forma basis for interest costs associated with proceeds from new long-term debt sourced primarily to acquire Peroxy. Interest was computed assuming an average annual interest rate of 9.5%.